Exhibit 32.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with quarterly report of Too Gourmet, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I , Harrysen Mittler, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 13(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Too Gourmet, Inc. and will be retained by Too Gourmet, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


                                              /S/ HARRYSEN MITTLER
                                              --------------------
                                              Harrysen Mittler
                                              Chief Executive Officer
                                              Too Gourmet Inc.
                                              August 13, 2003